                                                                    EXHIBIT 10.3

                                    Schedule

                     Information on substantially identical
                          Master Hotel Lease Agreement

               (Document is identical, except as set forth below,
                    to the document included as Exhibit 10.2)



                                     TABLE A
                         Hotel, Owner/Lessor and Lessee


Hotel Subject to Lease             Hotel Owner / Lessor     Lessee
----------------------             --------------------     -------
Residence Inn(R) By Marriott(R)    Bossier RIBM Two LLC     Bossier Res II Limited Partnership
Shreveport - Bossier City (LA)

                                     TABLE B
 Base Rent and Suite Revenue Breakpoints for Hotel Identified on this Schedule


Base Rent is $387,260

Suite Revenue Breakpoints are:

---------------------------------------------------------------------------------------------------------------------------
    Quarters       2002        2003        2004        2005        2006         2007        2008        2009        2010
    --------       ----        ----        ----        ----        ----         ----        ----        ----        ----
1st Quarter                $  253,661  $  258,735  $  263,909   $  269,188  $  274,571  $  280,063  $  285,664  $  291,377

2nd Quarter                $  507,323  $  517,469  $  527,819   $  538,375  $  549,143  $  560,126  $  571,328  $  582,755

3rd Quarter    $  260,506  $  760,984  $  776,204  $  791,728   $  807,563  $  823,714  $  840,188  $  856,992  $  874,132

4th Quarter    $  358,232  $1,014,646  $1,034,939  $1,055,638   $1,076,750  $1,098,285  $1,120,251  $1,142,656  $1,165,509
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------
    Quarters       2011       2012
    --------       ----       ----
1st Quarter    $  297,205  $  303,149

2nd Quarter    $  594,410  $  606,298

3rd Quarter    $  891,615  $  909,447

4th Quarter    $1,188,819  $1,212,596
--------------------------------------